UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant                                           ☐

Filed by a Party other than the Registrant          ☐
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☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☒       Definitive Additional Materials

☐           Soliciting Material Pursuant to §240.14a-12

DWS RREEF REAL ESTATE FUND, INC.
(Name of Registrant as Specified In Its Charter)

 ______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐           Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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***YOUR IMMEDIATE ATTENTION IS REQUESTED***

DWS RREEF REAL ESTATE FUND, INC. (“SRQ”)
345 Park Avenue
New York, NY 10154

January 11, 2010

Dear Stockholders of DWS RREEF Real Estate Fund, Inc.:

We are writing to remind you that the Annual Meeting of Stockholders of DWS RREEF Real Estate Fund, Inc. (the “Fund” or “SRQ”) is scheduled for Friday, January 29, 2010 at 10:00 a.m., Eastern Time, at the New York Marriott East Side, 525 Lexington Avenue, New York, NY 10017 (the “Meeting”). Our records indicate that as of December 21, 2009 (the "Record Date" for the Meeting), you held shares of the Fund and, therefore, you are entitled to vote on the matters set forth on the proxy card.

REMEMBER: Your vote is important, no matter how large or small your holdings may be.

Voting promptly will help reduce solicitation costs and will eliminate your receiving follow-up phone calls or mailings. Your vote can be cast quickly and easily by signing, dating and mailing the proxy card in the postage-paid return envelope previously provided to you with proxy materials for the Meeting. You may also be able to vote by telephone or Internet by following instructions on your proxy card.

If we have not received your proxy as the date of the Meeting approaches, you may receive a call asking you to exercise your right to vote. Georgeson Inc. has been retained by the Fund to make follow-up phone calls to help secure the remaining votes needed for the Meeting.

Thank you in advance for your participation and your consideration in this extremely important matter.

We thank you for your continued support.

Sincerely,--

The Board of Directors of DWS RREEF Real Estate Fund, Inc.

John W. Ballantine                                                                           Richard J. Herring
Henry P. Becton, Jr.                                                                          William McClayton
Dawn-Marie Driscoll                                                                         Rebecca W. Rimel
Keith R. Fox                                                                                        William N. Searcy, Jr.
Paul K. Freeman                                                                                 Jean Gleason Stromberg
Kenneth C. Froewiss                                                                         Robert H. Wadsworth

If you have questions or need assistance in voting your shares, please call:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10038
(800) 905-7281 (Toll Free)